                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended (the "Securities Act"), which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") on or before September 30, 1997 in connection with a secondary public offering of up to 2,000,000 shares of common stock of the Company on behalf of the Company and certain selling shareholders ("Common Stock") and to file the same with the Commission; (2) to sign and file any and all amendments thereto; (3) to sign and file any and all registration statements and amendments thereto for the same offering that is to be effective upon a filing pursuant to Rule 462(b) under the Securities Act; (4) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be used in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (5) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Authority and all authority conferred hereby shall terminate on December 31, 1997 unless revoked in writing prior to such date.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.


                                        /s/ John J. Barry III
                                        -----------------------------------

                                        John J. Barry III
                                        -----------------------------------
                                        Print Name

                                        Witnessed:  /s/ Catherine R. Hardwick

                                        Catherine R. Hardwick
                                        -----------------------------------
                                        Print Name

STATE OF Arizona              )
                              )  ss.
County of  Maricopa           )

         On this, the 17th day of July, 1997, before me, the undersigned Notary Public, personally appeared John J. Barry III, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposed therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/  Valada E. Bolster
                                            ------------------------------------
                                                     Notary Public

My Commission Expires:
December 3, 1998
----------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended (the "Securities Act"), which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") on or before September 30, 1997 in connection with a secondary public offering of up to 2,000,000 shares of common stock of the Company on behalf of the Company and certain selling shareholders ("Common Stock") and to file the same with the Commission; (2) to sign and file any and all amendments thereto; (3) to sign and file any and all registration statements and amendments thereto for the same offering that is to be effective upon a filing pursuant to Rule 462(b) under the Securities Act; (4) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be used in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (5) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Authority and all authority conferred hereby shall terminate on December 31, 1997 unless revoked in writing prior to such date.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.


                                        /s/ Alexander S. Kuli
                                        -----------------------------------

                                        Alexander S. Kuli
                                        -----------------------------------
                                        Print Name

                                        Witnessed:  /s/ Catherine R. Hardwick
                                        -----------------------------------

                                        Catherine R. Hardwick
                                        -----------------------------------
                                        Print Name

STATE OF Arizona              )
                              )  ss.
County of  Maricopa           )

         On this, the 17th day of July, 1997, before me, the undersigned Notary Public, personally appeared Alexander S. Kuli, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposed therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/  Valada E. Bolster
                                             -----------------------------------
                                                     Notary Public

My Commission Expires:
December 3, 1998
----------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended (the "Securities Act"), which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") on or before September 30, 1997 in connection with a secondary public offering of up to 2,000,000 shares of common stock of the Company on behalf of the Company and certain selling shareholders ("Common Stock") and to file the same with the Commission; (2) to sign and file any and all amendments thereto; (3) to sign and file any and all registration statements and amendments thereto for the same offering that is to be effective upon a filing pursuant to Rule 462(b) under the Securities Act; (4) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be used in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (5) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Authority and all authority conferred hereby shall terminate on December 31, 1997 unless revoked in writing prior to such date.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.


                                        /s/ J. David Parrish
                                        -----------------------------------

                                        J. David Parrish
                                        -----------------------------------
                                        Print Name

                                        Witnessed:  /s/ Catherine R. Hardwick
                                        -----------------------------------

                                        Catherine R. Hardwick
                                        -----------------------------------
                                        Print Name

STATE OF Arizona              )
                              )  ss.
County of  Maricopa           )

         On this, the 17th day of July, 1997, before me, the undersigned Notary Public, personally appeared J. David
Parrish, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposed therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/  Valada E. Bolster
                                             -----------------------------------
                                             Notary Public

My Commission Expires:
December 3, 1998
----------------------